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                     CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM CORE STRATEGIES FUND

                        Supplement dated January 31, 2003
              to the Prospectus dated March 1, 2002 as supplemented
                  March 1, 2002, June 7, 2002 and July 1, 2002

Effective, January 31, 2003, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGER(S)" on page 3 of the Prospectus:

         "The advisor uses a team approach to investment management. The individual member(s) of the team who is primarily responsible for the management of the fund's portfolio is

         o Duy Nguyen, Senior Quantitative Analyst, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he served as vice president and director of quantitative services of FactSet Research Systems, Inc. Mr. Nguyen also served as assistant vice president and quantitative equity analyst for Van Kampen American Capital Asset Management, Inc. from 1996 to 1997.

        He is assisted by the Quantitative Research Team. More information on the fund's management team may be found on our website
        (http://www.aiminvestments.com)."